UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 13, 2005

Date of report (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA	000-14602	91-1206026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI  96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

heck the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.               Regulation FD Disclosure

Item 8.01                Other Events

On April 13, 2005, a press release was filed by Earthrise Nutritionals, LLC, which referenced Cyanotech Corporation.  The release is filed as exhibit 99.1 and incorporated herein by reference.  The release references a study published in the April 2005 issue of the Proceedings of the National Academy of Sciences.  The study raises concern about the presence of certain compounds in cyanobacteria. As noted, Cyanotech has requested that its Spirulina products be tested by Dr. Paul Alan Cox, the author of this study, in order to determine the presence or absence of BMAA.

Item 9.01                Financial Statements and Exhibits

                                (a).          Not applicable

                                (b).          Not applicable

                                (c).          Exhibits:

Number	Description
99.1	Press Release dated April 13, 2005.

Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION (Registrant)

April 25, 2005	By:	/s/ Jeffrey H. Sakamoto
Jeffrey H. Sakamoto
Chief Financial Officer,
Vice President — Finance & Administration
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 13, 2005.